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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 14, 2007
                              (December 13, 2007)


                             GASTAR EXPLORATION LTD.
             (Exact Name of Registrant as Specified in Its Charter)

    ALBERTA, CANADA              001-32714               38-3324634
(State or other jurisdiction    (Commission             (IRS Employer
   of incorporation)           File Number)          Identification No.)


                          1331 LAMAR STREET, SUITE 1080
                              HOUSTON, TEXAS 77010
                    (Address of principal executive offices)

                                 (713) 739-1800
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On December 13, 2007, Gastar Exploration Ltd. (the "Company") issued a press release announcing that it had received notice from Thomas L. Crow advising that he will resign as director from the Board of Directors effective January 1, 2008 for family reasons. Mr. Crow, who has served as a director of the Company since April 2002, is a member of the Governance, Audit, Reserve, Remuneration and Nomination Committees of the Board of Directors. There have been no disagreements or disputes between Mr. Crow and the Company that led to his resignation. The Company will not name an immediate replacement for Mr. Crow but expects to announce a substitute director in 2008.

SECTION 7 - REGULATION FD

Item 7.01  Regulation FD Disclosure

      A copy of the press release referenced in Item 5.02 above is attached as
Exhibit 99.1 and is being furnished solely pursuant to Item 7.01 of this report.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

      The following is a list of exhibits furnished as part of this Form 8-K:

Exhibit No.     Description of Document
-----------     -----------------------
      99.1      Press release dated December 13, 2007.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         GASTAR EXPLORATION LTD.


Date:  December 14, 2007            By:  /s/  J. RUSSELL PORTER
                                         ---------------------------------------
                                         J. Russell Porter
                                         President and Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit No.     Description of Document
-----------     -----------------------
   99.1         Press release dated December 13, 2007


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